UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2020

PARSLEY ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36463	46-4314192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

303 Colorado Street,

Suite 3000

Austin, Texas 78701

(Address of principal executive offices)

(Zip Code)

(737) 704-2300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	PE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging grown company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On January 10, 2020, Parsley Energy, Inc. (“Parsley”) completed the acquisition of Jagged Peak Energy Inc., a Delaware corporation (“Jagged Peak”), pursuant to that certain Agreement and Plan of Merger, dated as of October 14, 2019 (the “Merger Agreement”), among Parsley, Jackal Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parsley (“Merger Sub”), and Jagged Peak. Pursuant to the Merger Agreement, Merger Sub merged with and into Jagged Peak (the “Merger”), with Jagged Peak continuing as the surviving corporation, and immediately thereafter, as part of the same transaction, Jagged Peak merged with and into Jackal Merger Sub A, LLC, a Delaware limited liability company and wholly owned subsidiary of Parsley (“LLC Sub”), with LLC Sub continuing as the surviving entity.

In addition, on January 10, 2020, Parsley filed a Current Report on Form 8-K that, among other things, included:

•	the audited consolidated and combined balance sheets of Jagged Peak, as of December 31, 2018 and 2017, and the audited consolidated and combined statements of operations, statements of cash flows and statements of changes in equity of Jagged Peak, for the years ended December 31, 2018, 2017 and 2016, and the notes related thereto;

•	the unaudited consolidated balance sheet of Jagged Peak as of September 30, 2019 and the unaudited consolidated statements of operations, statements of cash flows and statements of changes in equity of Jagged Peak for the nine month periods ended September 30, 2019 and 2018, and the notes related thereto; and

•	the unaudited pro forma condensed combined balance sheet as of September 30, 2019, prepared to give effect to the Merger as if it had been consummated on September 30, 2019, and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2018 and the nine months ended September 30, 2019, prepared to give effect to the Merger as if it had been consummated on January 1, 2018, and the notes related thereto.

Item 8.01	Other Information.

This Current Report on Form 8-K includes the following additional financial information:

•	the audited consolidated balance sheet of Jagged Peak, as of December 31, 2019, and the audited consolidated statement of operations, statement of cash flows and statement of changes in equity of Jagged Peak for the year ended December 31, 2019, and the notes related thereto, which are filed as Exhibit 99.1 to this Current Report on Form 8-K; and

•	the unaudited pro forma combined balance sheet of Parsley as of December 31, 2019, prepared to give effect to the Merger as if it had been consummated on December 31, 2019, and the unaudited pro forma combined statement of operations of Parsley for the year ended December 31, 2019, prepared to give effect to the Merger as if it had been consummated on January 1, 2019, and the notes related thereto, which are filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP.

99.1

The audited consolidated balance sheet of Jagged Peak, as of December 31, 2019, and the audited consolidated statement of operations, statement of cash flows and statement of changes in equity of Jagged Peak for the year ended December 31, 2019, and the notes related thereto.

99.2

The unaudited pro forma combined balance sheet of Parsley as of December 31, 2019 and the unaudited pro forma combined statement of operations of Parsley for the year ended December 31, 2019, and the notes related thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2020

PARSLEY ENERGY, INC.

By:	/s/ Colin W. Roberts
Name:	Colin W. Roberts
Title:	Executive Vice President—General Counsel

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